UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2023

SERVICE PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Service Properties Trust.

Item 8.01. Other Events.

ABS Financing Transaction

On February 3, 2023, our wholly owned, special purpose bankruptcy-remote, indirect subsidiary, SVC ABS LLC, or the Issuer, entered into a Note Purchase Agreement, or the Note Purchase Agreement, with a group of financial institutions, or the initial purchasers, pursuant to which the Issuer agreed to sell $610.2 million in aggregate principal amount of Net-Lease Mortgage Notes – Series 2023-1, or the ABS Notes, to Qualified Institutional Buyers as defined in Rule 144A under the Securities Act of 1933, as amended, or the Securities Act, and outside the United States in accordance with Regulation S under the Securities Act, and upon certain representations and warranties made by the initial purchasers in the Note Purchase Agreement. The Note Purchase Agreement also contains customary representations, warranties and agreements by us and the Issuer.

The ABS Notes will bear the following initial principal balance, annual interest rates and expected Standard & Poor’s ratings, respectively:

Class of ABS Notes	Initial Principal Balance	Annual Interest Rate	Expected Rating (S&P)
Class A	$305.0 million	5.15%	AAA
Class B	$173.0 million	5.55%	AA
Class C	$132.2 million	6.70%	A

The Class A ABS Notes and the Class B ABS Notes will require monthly principal repayments at an annualized rate of 0.50% and 0.25% of the balance outstanding, respectively, and the Class C ABS Notes will require interest payments only. The ABS Notes are expected to mature in February 2028 and may be redeemed at par beginning in February 2026. The ABS Notes are non-recourse and are secured by 308 net lease retail properties owned by SVC ABS LLC. The ABS Notes are expected to be issued on or about February 10, 2023. The net proceeds from this transaction, after initial purchaser discounts and offering costs, are expected to be approximately $560.0 million and will be used for the repayment of outstanding debt and general corporate purposes.

Some of the initial purchasers and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking, advisory and other dealings in the ordinary course of business with us. They have received, and may in the future receive, customary fees and commissions for these engagements.

This Current Report on Form 8-K does not constitute or form any part of an offer to sell or the solicitation of an offer to acquire, purchase or subscribe for securities, nor shall there be any sale of the securities described above in any jurisdiction in which their offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The ABS Notes will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Senior Notes Redemption

On February 6, 2023, we delivered a notice of redemption to U.S. Bank Trust Company, National Association, as successor trustee to U.S. Bank National Association, as Trustee, with respect to all of our outstanding 4.500% Senior Notes due 2023, for a redemption price equal to the principal amount of $500.0 million, plus accrued and unpaid interest to, but excluding the date of redemption. This redemption is expected to occur on or about March 8, 2023. We currently expect to fund this redemption with the proceeds from the ABS financing transaction described above.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example:

•	We expect to issue and deliver the ABS Notes on or about February 10, 2023. In fact, the issuance and delivery of the ABS Notes is subject to various conditions and contingencies as are customary in note purchase agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, the ABS financing transaction may be delayed or may not be completed; and

•	Our current intent is to use the proceeds from the offering of the ABS Notes to redeem the $500.0 million principal amount outstanding of our 4.500% Senior Notes due 2023. However, the receipt and use of the proceeds is dependent on the completion of the ABS financing transaction and may not occur.

The information contained in our filings with the Securities and Exchange Commission, or the SEC, including under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, identifies other important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: February 6, 2023